TRANSAMERICA FUNDS
Supplement dated April 9, 2008 to the Prospectus dated March 1, 2008
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All Funds Offering Class A or T Shares
The following information supplements the bulleted items on pages 109-110 of the Prospectus under the heading “Waiver of Class A and Class T Initial Sales Charges” in the section titled “Shareholder Information – Waivers And/Or Reductions Of Charges”:
•	Other retirement plans and non-qualified brokerage accounts whose accounts are held through an arrangement with Transamerica Retirement Management.

•	Other Individual Retirement Accounts held in the Merrill Lynch Investor Choice Annuity (IRA Series) with Merrill Lynch Life Insurance Company and ML Life Insurance Company of New York.
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The following information replaces the third bullet point on page 102 of the Prospectus under the heading “By Check” in the section titled “Shareholder Information – Buying Shares”:
If you are purchasing shares in an existing account(s), please reference your account numbers(s) and the Transamerica fund(s) you wish to invest in. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.
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Investors Should Retain This Supplement For Future Use

Transamerica Asset Management, Inc. P.O. Box 9012 Clearwater, Florida 33758-9012 727-299-1800
April 9, 2008
VIA EDGAR
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549
Re:       Transamerica Funds (the “Trust or Registrant”) (33-02659; 811-0455)
Ladies and Gentlemen:
Pursuant to Rule 497(e) on behalf of the above-referenced Registrant, attached for electronic filing is a supplement, dated April 9, 2008, to the Registrant’s Prospectus dated March 1, 2008.
Please direct any questions concerning this filing to the undersigned at (727) 299-1814.

Very truly yours,
/s/ Robert S. Lamont, Jr.
Robert S. Lamont, Jr.
Vice President and Senior Counsel

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